OTHER INCOME/(EXPENSE)	12 Months Ended
Dec. 31, 2015
OTHER INCOME/(EXPENSE)
OTHER INCOME/(EXPENSE)

27.OTHER INCOME/(EXPENSE)

Year ended December 31,	2015	2014	2013
(millions of Canadian dollars)
Net foreign currency loss	(884)	(400)	(272)
Allowance for equity funds used during construction	2	3	1
Interest income on affiliate loans	20	20	23
Interest income	4	3	4
Noverco preferred shares dividend income	40	42	40
Gains on dispositions (Note 6)	94	38	18
Other	22	28	51
	(702)	(266)	(135)